UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 7, 2014

                           GREENHOUSE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                  Nevada            000-54759          45-209463
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 (State or other jurisdiction (Commission File   (IRS Employer)
   of incorporation              Number)         Identification Number)

                             8400 East Crescent Pwky
                                    Suite 600
                           Greenwood Village, CO 80111
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               (Address of Principal Executive Offices) (Zip Code)
                                 (970) 439-1905
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               Registrant's telephone number, including area code
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                                (Not Applicable)
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


The Company has approved the issuance of shares registered under the S-8 to Redgie Green (who is not a salaried Officer of the Company) at $2,000 per month in value for the first 6 months of this year, priced as of June 30, 2015 at market close.

The Company has approved the issuance of shares registered under the S-8 to John Michak and Rik Deitsch at $3,000 per month in value for the first 6 months of this year, less one month paid priced as of June 30, 2015 at market close.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENHOUSE SOLUTIONS, INC.

By: /s/John Michak
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Name:    John Michak
Title:   Chief Operating Officer

Date: July 10, 2015